                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2786

                           SCUDDER HIGH INCOME SERIES
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-3488
                                                            --------------

                                  Charles Rizzo
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       03/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder High Income Fund

Semiannual Report to Shareholders

March 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 60 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns for all periods shown for the Institutional Class reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/05
Scudder High Income Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	4.51%	9.39%	10.59%	5.64%	6.63%
Class B	4.28%	8.68%	9.74%	4.79%	5.74%
Class C	4.30%	8.73%	9.76%	4.77%	5.75%
CS First Boston High Yield Index+	3.39%	7.84%	13.37%	8.21%	8.00%
Scudder High Income Fund	6-Month*	1-Year	Life of Class*
Institutional Class	4.67%	9.69%	16.52%
CS First Boston High Yield Index+	3.39%	7.84%	16.45%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/05	$ 5.47	$ 5.46	$ 5.47	$ 5.47
9/30/04	$ 5.43	$ 5.43	$ 5.44	$ 5.43
Distribution Information: Six Months: Income Dividends as of 3/31/05	$ .23	$ .20	$ .20	$ .23
March Income Dividend	$ .0375	$ .0336	$ .0338	$ .0389
SEC 30-day Yield as of 3/31/05*	6.89%	6.34%	6.43%	7.69%
Current Annualized Distribution Rate (Based on Net Asset Value) as of 3/31/05*	8.23%	7.38%	7.41%	8.53%

* The SEC yield is net investment income per share earned over the month ended March 31, 2005, divided by the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 7.49% for the Institutional Class had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 8.31% for the Institutional Class had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — High Current Yield Funds Category as of 3/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	32	of	415	8
3-Year	91	of	350	26
5-Year	138	of	284	49
10-Year	36	of	92	39

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder High Income Fund — Class A [] CS First Boston High Yield Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/05
Scudder High Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,447	$12,916	$12,562	$18,138
	Average annual total return	4.47%	8.90%	4.67%	6.14%
Class B	Growth of $10,000	$10,568	$13,016	$12,555	$17,478
	Average annual total return	5.68%	9.18%	4.66%	5.74%
Class C	Growth of $10,000	$10,873	$13,224	$12,626	$17,497
	Average annual total return	8.73%	9.76%	4.77%	5.75%
CS First Boston High Yield Index+	Growth of $10,000	$10,784	$14,571	$14,836	$21,595
	Average annual total return	7.84%	13.37%	8.21%	8.00%

The growth of $10,000 is cumulative.

+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 3/31/05
Scudder High Income Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,096,900	$1,491,600
	Average annual total return	9.69%	16.52%
CS First Boston High Yield Index+	Growth of $1,000,000	$1,078,400	$1,481,700
	Average annual total return	7.84%	16.45%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Institutional Class limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,045.10	$ 1,042.80	$ 1,043.00	$ 1,046.70
Expenses Paid per $1,000*	$ 4.69	$ 8.81	$ 8.61	$ 3.06
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,020.34	$ 1,016.31	$ 1,016.50	$ 1,021.94
Expenses Paid per $1,000*	$ 4.63	$ 8.70	$ 8.50	$ 3.02

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder High Income Fund	.92%	1.73%	1.69%	.60%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Andrew Cestone discusses the Scudder High Income Fund's strategy and the market environment during the six-month period ended March 31, 2005.

Q:  How did the high-yield bond market perform during the period?

A:  High-yield bonds provided both positive absolute returns and strong relative performance during the past six months. High-yield was one of the best performing areas within the bond market for the period, reflecting the sound fundamentals of the asset class. The CS First Boston High Yield Index — the fund's benchmark — returned 3.39%, strongly ahead of the 0.47% return of the bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index.1

1 The CS First Boston High-yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment-grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum one-year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

2 Source: Moody's Investors Service

Despite concerns about rising interest rates, higher commodity prices and the US Presidential election, the solid fundamental underpinnings of the market remained in place. Helped by strength in the US economy and low interest rates, high-yield companies generally had sound financial positions through actions such as cutting costs, reducing debt and refinancing their existing debt at lower interest rates. Probably the best indication of solid fundamentals in the high-yield market was the continuation of low defaults. At the end of March 2005, Moody's 12-month rolling default rate stood at 2.2%, compared with 2.5% at the end of September 2004.2 In addition to low defaults, higher recovery rates remained intact.3 Lastly, the ratio of rating upgrades to downgrades continued to improve — another indication of the market's solid fundamentals.4

These favorable fundamentals were reflected in the compression of the high-yield market's yield spread versus Treasuries during the period.5 At the close of the period, the spread stood at 373 basis points (3.73 percentage points), versus 430 basis points six months ago.

3 The recovery rate is the amount investors recover when a bond defaults.

4 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

5 The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive, since it indicates yields are falling and prices are rising.

Q:  How did the fund perform?

A:  The fund's Class A shares returned 4.51%, outperforming both its benchmark and its Lipper peer group average return for the period. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for the performance of other share classes and for more complete performance information.)

The fund ranked in the 10th percentile of the 423 funds in its Lipper peer group, High Current Yield Funds, for the six-month period ended March 31, 2005. The fund also outperformed the average return of the peer group for the one- and three-year periods ended March 31, 2005, ranking in the 8th and 26th percentiles, respectively.6 As noted, the fund's benchmark, the CS First Boston High-Yield Index, gained 3.39% for the period.

6 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. The fund ranked 32, 91, and 138, for the 1-, 3- and 5-year periods as of March 31, 2005. There were 415, 350, and 284 funds, respectively, in Lipper's High Current Yield Funds category. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of March 31, 2005.

Q:  How did individual security selection affect performance?

A:  Individual security selection was one of the larger contributors to return for the period. Adding to performance was security selection and overweight positions in Qwest Capital Funding, Inc., ARCO/Lyondell Chemical Co., DIMON, Inc., Avecia Group PLC, Dobson Communications, MCI Communications Corp. and Ispat Inland ULC.

Qwest, a US telecommunications company and one of the fund's largest holdings, is a security that we held in the CCC/split CCC quality segment in anticipation of an upgrade. In the second quarter of 2004 Qwest was in fact upgraded to single B, and the company's bonds continued to gain in price as a result. The bond prices of the chemical company, ARCO, increased from undervalued levels following favorable indications of improved demand and pricing in the chemical sector. The bond prices of DIMON, a tobacco processing company, appreciated on news that the company intended to tender its bonds at a premium. The bonds of Avecia, a specialty chemicals company, increased in price as the company continued to sell assets. In the second half of 2004, we pared back our overweight position in Dobson Communications, a wireless telecommunications company, after it reported lower-than-expected results. Although we reduced our position in Dobson, we still maintained an overweight. This overweight position benefited return after the company subsequently reported better-than-expected and improved results, as we anticipated it would. MCI's bonds gained in price on an offer from Verizon to acquire the company. Overseas holdings such as Ispat Europe, a steel company, also helped performance.

Q:  What individual security positions detracted from performance?

A:  The fund's overweight positions in North Atlantic Holding, Inc. and Dayton Superior Corp., coupled with underweight positions in AT&T Corp. and our nonholding in Mirant (a significant part of the benchmark), detracted from performance.

The bonds of AT&T, a telecommunications company and the largest issuer in the benchmark, rallied after it was announced in early 2005 that SBC Communications intended to purchase AT&T. Our underweight in AT&T was the result of our finding better risk-adjusted relative value in the bonds of MCI, another telecommunications company. Our decision to overweight MCI has recently benefited fund performance. The fund did not own Mirant, whose bonds outperformed, which dampened returns. North Atlantic Trading Company, a tobacco producer, reported softer-than expected financial results, which caused its bond prices to decline. Upon this disappointing news, we reassessed the position. The outcome of our analysis led us to exit the company's holding company bonds and take a relatively larger position in the bonds of its operating company. This decision was based on our assessment that the operating company bonds offered better risk-adjusted relative value. Dayton Superior, a building materials company, announced disappointing financial results in the first quarter of 2005, and this announcement caused the company's bonds to drift lower in price. We continue to hold the bonds on our belief that they offer value as Dayton Superior should ultimately benefit from growth and a recovery in demand in the commercial construction market.

Q:  Outside of individual security selection, what factors affected performance?

A:  Our more aggressive quality mix also added to return. Lower quality securities (split CCC/CCC/split CC/CC/default) were the best performing credit quality segment for the period, returning 7.09%, followed by middle-tier (split BB/B/split B) and upper-tier (BB and better) securities, which returned 3.28% and 1.85%, respectively. Our overweight positions in lower- and middle-tier securities, and corresponding underweight in upper-tier securities, helped relative returns.

In addition, the fund's duration was less than that of its benchmark as a result of us finding better value in shorter duration securities. Having a lower duration than the benchmark helped mitigate interest rate volatility.7

7 Duration is a measure of interest rate sensitivity. Being long duration means a portfolio's value should outperform if interest rates fall and underperform if interest rates rise. Being short duration means a portfolio's value should outperform if interest rates rise and underperform if interest rates fall.

Q:  What is your view on the current state of the high-yield market?

A:  The high-yield market continues to exhibit sound fundamentals as the economy remains robust, resulting in low default rates. These low default rates will not last forever, however, which means good security selection is paramount at this point in the cycle. Given that, we continue to be overweight middle-tier securities whose underlying fundamentals are improving or that are trading at what we believe are undervalued levels.

We remain focused on adding value by doing fundamental research rather than making broad predictions about sector performance or interest rates. The fund's current positioning, being shorter duration than the benchmark, should help mitigate the negative effects of a spike in interest rates or a pick-up in volatility.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	3/31/05	9/30/04

Corporate Bonds	75%	74%
Foreign Bonds — US$ Denominated	18%	19%
Foreign Bonds — Non US$ Denominated	2%	3%
Loan Participation	1%	—
Cash Equivalents, net	1%	2%
Stocks	1%	1%
Convertible Bonds	1%	1%
Other Investments	1%	—
	100%	100%
Corporate and Foreign Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	3/31/05	9/30/04

Consumer Discretionary	25%	23%
Materials	15%	14%
Industrials	15%	15%
Telecommunication Services	13%	15%
Utilities	7%	5%
Energy	7%	9%
Financials	7%	9%
Health Care	3%	3%
Consumer Staples	3%	4%
Sovereign Bonds	3%	2%
Information Technology	2%	1%
	100%	100%

Asset allocation and corporate and foreign bond diversification are subject to change.

Quality	3/31/05	9/30/04

Cash Equivalents	2%	4%
BBB	2%	2%
BB	23%	26%
B	59%	51%
CCC	11%	16%
CC	—	1%
D	3%	—
	100%	100%
Effective Maturity	3/31/05	9/30/04

Less than 1 year	7%	9%
1 < 5 years	46%	59%
5 < 7 years	21%	22%
7 years or greater	26%	10%
	100%	100%

Quality and effective maturity are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2005 (Unaudited)

	Principal Amount ($) (d)	Value ($)

Corporate Bonds 73.8%
Consumer Discretionary 19.4%
155 East Tropicana LLC, 144A, 8.75%, 4/1/2012	3,370,000	3,327,875
Adesa, Inc., 7.625%, 6/15/2012	2,367,000	2,367,000
AMC Entertainment, Inc., 8.0%, 3/1/2014 (e)	6,830,000	6,522,650
Ames True Temper, Inc., 144A, 6.64%**, 1/15/2012	3,405,000	3,200,700
AutoNation, Inc., 9.0%, 8/1/2008	2,350,000	2,585,000
Aztar Corp., 7.875%, 6/15/2014 (e)	3,910,000	4,154,375
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011 (e)	5,500,000	5,417,500
Cablevision Systems New York Group, 144A, 6.669%**, 4/1/2009	6,590,000	6,985,400
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	3,265,000	3,579,256
9.375%, 2/15/2007	2,310,000	2,457,263
Charter Communications Holdings LLC: Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	13,280,000	9,163,200
9.625%, 11/15/2009 (e)	12,015,000	9,401,737
10.25%, 9/15/2010 (e)	20,525,000	20,935,500
Cooper-Standard Automotive, Inc., 144A, 8.375%, 12/15/2014 (e)	7,579,000	6,157,937
CSC Holdings, Inc., 7.875%, 12/15/2007	9,045,000	9,406,800
Dex Media East LLC, 12.125%, 11/15/2012 (e)	27,470,000	32,551,950
DIMON, Inc.:
7.75%, 6/1/2013	3,295,000	3,690,400
Series B, 9.625%, 10/15/2011	17,405,000	19,645,894
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012 (e)	2,617,000	2,414,183
Series B, 9.0%, 5/1/2009 EUR	2,185,000	2,265,933
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	18,155,000	1,816
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014 (e)	4,280,000	4,135,550
Eye Care Centers of America, Inc., 144A, 10.75%, 2/15/2015	3,135,000	2,993,925
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (e)	4,939,000	4,692,050
General Motors Corp., 8.25%, 7/15/2023	1,250,000	1,079,793
Icon Health & Fitness, Inc., 11.25%, 4/1/2012 (e)	5,660,000	3,962,000
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	12,740,000	0
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008 (e)	5,400,000	4,252,500
ITT Corp., 7.375%, 11/15/2015	5,500,000	5,912,500
Jacobs Entertainment, Inc.:
11.875%, 2/1/2009	13,153,000	14,336,770
144A, 11.875%, 2/1/2009	5,090,000	5,548,100
Kellwood Co., 7.625%, 10/15/2017	1,680,000	1,757,162
Levi Strauss & Co., 144A, 7.73%**, 4/1/2012	4,640,000	4,558,800
Mediacom LLC, 9.5%, 1/15/2013 (e)	9,455,000	9,431,362
MGM MIRAGE:
8.375%, 2/1/2011 (e)	12,475,000	13,473,000
9.75%, 6/1/2007	3,395,000	3,649,625
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	2,780,000	3,030,200
NCL Corp., 144A, 10.625%, 7/15/2014	6,896,000	7,128,740
Norcraft Holdings, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	8,290,000	5,885,900
Paxson Communications Corp.:
10.75%, 7/15/2008 (e)	2,675,000	2,654,938
Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009 (e)	2,290,000	2,129,700
Petro Stopping Centers, 9.0%, 2/15/2012 (e)	10,840,000	11,165,200
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	5,005,000	5,180,175
Premier Entertainment Biloxi LLC, 10.75%, 2/1/2012	6,125,000	6,247,500
PRIMEDIA, Inc.:
8.164%**, 5/15/2010	10,220,000	10,833,200
8.875%, 5/15/2011	11,335,000	11,816,737
Renaissance Media Group LLC, 10.0%, 4/15/2008	5,805,000	5,863,050
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	2,665,000	3,034,769
Restaurant Co., 11.25%, 5/15/2008	8,147,515	7,984,565
Sbarro, Inc., 11.0%, 9/15/2009 (e)	3,685,000	3,556,025
Schuler Homes, Inc., 10.5%, 7/15/2011 (e)	7,785,000	8,609,984
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	10,235,000	6,396,875
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012 (e)	14,080,000	14,361,600
8.75%, 12/15/2011 (e)	11,530,000	12,106,500
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	4,930,000	4,905,350
Toys "R" Us, Inc., 7.375%, 10/15/2018	11,715,000	9,782,025
Trump Holdings & Funding, 11.625%, 3/15/2010* (e)	4,975,000	5,410,313
TRW Automotive, Inc.:
11.0%, 2/15/2013 (e)	9,302,000	10,418,240
11.75%, 2/15/2013 EUR	2,285,000	3,428,569
United Auto Group, Inc., 9.625%, 3/15/2012	8,400,000	8,862,000
Visteon Corp.:
7.0%, 3/10/2014 (e)	13,710,000	11,653,500
8.25%, 8/1/2010 (e)	1,275,000	1,211,250
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	5,828,000	6,265,100
Williams Scotsman, Inc., 9.875%, 6/1/2007 (e)	13,068,000	13,002,660
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	12,795,000	12,155,250
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	2,707,489	2,761,639
Young Broadcasting, Inc., 8.75%, 1/15/2014 (e)	8,980,000	8,508,550
		462,365,610
Consumer Staples 2.7%
Agrilink Foods, Inc., 11.875%, 11/1/2008 (e)	3,575,000	3,709,063
Del Laboratories, Inc., 144A, 8.0%, 2/1/2012	4,805,000	4,612,800
Duane Reade, Inc.:
144A, 7.51%**, 12/15/2010	646,000	652,460
9.75%, 8/1/2011 (e)	4,825,000	4,246,000
GNC Corp.:
8.5%, 12/1/2010 (e)	2,895,000	2,460,750
144A, 8.625%, 1/15/2011	455,000	427,700
National Beef Packing Co., 10.5%, 8/1/2011 (e)	1,820,000	1,856,400
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014 (e)	2,245,000	426,550
North Atlantic Trading Co., 9.25%, 3/1/2012 (e)	11,650,000	8,737,500
Pinnacle Foods Holding Corp., 8.25%, 12/1/2013 (e)	7,037,000	6,016,635
Revlon Consumer Products Corp., 9.0%, 11/1/2006	6,543,000	6,543,000
Rite Aid Corp., 11.25%, 7/1/2008 (e)	9,520,000	10,138,800
Standard Commercial Corp., 8.0%, 4/15/2012	3,665,000	4,214,750
Swift & Co., 12.5%, 1/1/2010 (e)	6,451,000	7,273,502
Wornick Co., 10.875%, 7/15/2011	3,400,000	3,553,000
		64,868,910
Energy 4.5%
Belden & Blake Corp., 8.75%, 7/15/2012 (e)	6,895,000	6,843,288
Chesapeake Energy Corp.:
6.875%, 1/15/2016 (e)	3,530,000	3,565,300
9.0%, 8/15/2012	3,934,000	4,342,152
CITGO Petroleum Corp., 6.0%, 10/15/2011	8,478,000	8,372,025
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (e)	1,495,000	1,326,812
7.125%, 5/15/2018 (e)	7,190,000	5,644,150
7.625%, 10/15/2026	2,385,000	1,839,431
144A, 9.875%, 7/15/2010	8,615,000	9,228,819
Edison Mission Energy, 7.73%, 6/15/2009 (e)	8,960,000	9,340,800
El Paso Production Holding Corp., 7.75%, 6/1/2013	7,470,000	7,563,375
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	9,155,000	9,063,450
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027 (e)	2,950,000	2,330,500
Southern Natural Gas, 8.875%, 3/15/2010 (e)	7,095,000	7,693,109
Stone Energy Corp.:
6.75%, 12/15/2014	3,600,000	3,492,000
8.25%, 12/15/2011	9,550,000	9,955,875
Williams Companies, Inc.:
8.125%, 3/15/2012 (e)	9,711,000	10,633,545
8.75%, 3/15/2032 (e)	4,407,000	5,233,312
		106,467,943
Financials 5.7%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	1,585,000	1,141,200
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	10,665,000	9,865,125
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009 (e)	3,740,000	4,067,250
AmeriCredit Corp., 9.25%, 5/1/2009	15,942,000	17,077,867
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	3,525,000	2,186,780
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014 (e)	5,690,000	5,903,375
E*TRADE Financial Corp., 8.0%, 6/15/2011 (e)	8,093,000	8,335,790
Eaton Vance Corp., CDO, Series C-X, 13.68%, 7/15/2012*	1,487,316	14,873
FINOVA Group, Inc., 7.5%, 11/15/2009	46,046,699	19,915,197
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	2,450,000	0
General Motors Acceptance Corp.:
5.625%, 5/15/2009	710,000	647,714
6.75%, 12/1/2014 (e)	3,930,000	3,394,750
H&E Equipment, 11.125%, 6/15/2012	5,575,000	6,271,875
Poster Financial Group, Inc., 8.75%, 12/1/2011 (e)	7,370,000	7,664,800
PXRE Capital Trust I, 8.85%, 2/1/2027	6,650,000	6,916,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	2,738,000	2,176,710
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012 (e)	4,237,000	4,883,143
Radnor Holdings Corp., 11.0%, 3/15/2010 (e)	8,045,000	5,953,300
RC Royalty Subordinated LLC, 7.0%, 1/1/2018	3,795,000	3,453,450
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	7,930,000	6,819,800
UGS Corp., 144A, 10.0%, 6/1/2012	7,135,000	7,884,175
Universal City Development, 11.75%, 4/1/2010	10,105,000	11,519,700
		136,092,874
Health Care 2.9%
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	6,310,000	6,467,750
Curative Health Services, Inc., 10.75%, 5/1/2011 (e)	4,360,000	3,586,100
Encore Medical Corp., 144A, 9.75%, 10/1/2012	4,565,000	4,450,875
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (e)	6,000,000	5,955,000
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (e)	8,715,000	8,932,875
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	4,685,000	4,685,000
InSight Health Services Corp., Series B, 9.875%, 11/1/2011 (e)	5,160,000	5,056,800
Interactive Health LLC, 144A, 7.25%, 4/1/2011	5,398,000	4,912,180
Tenet Healthcare Corp.:
6.375%, 12/1/2011 (e)	12,550,000	11,577,375
144A, 9.25%, 2/1/2015	14,465,000	14,428,838
		70,052,793
Industrials 11.1%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	7,653,000	8,265,240
Allied Security Escrow Corp., 11.375%, 7/15/2011	6,845,000	7,016,125
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011 (e)	16,301,000	14,833,910
Series B, 9.25%, 9/1/2012 (e)	5,236,000	5,602,520
AMI Semiconductor, Inc., 10.75%, 2/1/2013 (e)	2,053,000	2,458,468
Avondale Mills, Inc., 144A, 9.56%**, 7/1/2012	5,945,000	5,945,000
Bear Creek Corp., 144A, 7.873%**, 3/1/2012	4,495,000	4,517,475
Beazer Homes USA, Inc., 8.625%, 5/15/2011	540,000	572,400
Browning-Ferris Industries:
7.4%, 9/15/2035	7,483,000	6,136,060
9.25%, 5/1/2021	3,665,000	3,719,975
Cenveo Corp., 7.875%, 12/1/2013 (e)	7,160,000	6,390,300
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (e)	13,250,000	14,111,250
Columbus McKinnon Corp., 10.0%, 8/1/2010 (e)	5,480,000	5,959,500
Congoleum Corp., 8.625%, 8/1/2008*	4,015,000	4,075,225
Cornell Companies, Inc., 10.75%, 7/1/2012 (e)	6,925,000	7,167,375
Dana Corp., 7.0%, 3/1/2029 (e)	7,005,000	6,151,651
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013*	1,328,000	849,920
Erico International Corp., 8.875%, 3/1/2012	4,310,000	4,530,077
Evergreen International Aviation, Inc., 12.0%, 5/15/2010 (e)	2,315,000	1,736,250
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012 (e)	11,410,000	10,440,150
GS Technologies Operating Co., Inc., 12.0%, 9/1/2004*	4,577,117	11,443
HydroChem Industrial Services, Inc., 144A, 9.25%, 2/15/2013 (e)	3,125,000	3,062,500
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	11,111,000	12,027,657
Joy Global, Inc., Series B, 8.75%, 3/15/2012	2,525,000	2,777,500
Kansas City Southern:
7.5%, 6/15/2009	5,105,000	5,207,100
9.5%, 10/1/2008	15,455,000	16,845,950
Kinetek, Inc., Series D, 10.75%, 11/15/2006 (e)	12,637,000	11,594,447
Laidlaw International, Inc., 10.75%, 6/15/2011	7,960,000	9,014,700
Metaldyne Corp.:
144A, 10.0%, 11/1/2013 (e)	7,145,000	6,501,950
11.0%, 6/15/2012 (e)	1,452,000	1,176,120
Millennium America, Inc.:
7.625%, 11/15/2026 (e)	4,909,000	4,761,730
9.25%, 6/15/2008 (e)	9,785,000	10,494,412
NTK Holdings, Inc., 144A, Step-up Coupon, 0% to 9/1/2009, 10.75% to 3/1/2014 (e)	7,655,000	4,076,288
Remington Arms Co., Inc., 10.5%, 2/1/2011 (e)	3,637,000	3,582,445
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	5,251,000	5,277,255
Ship Finance International Ltd., 8.5%, 12/15/2013	8,780,000	8,692,200
Technical Olympic USA, Inc.:
7.5%, 3/15/2011 (e)	3,410,000	3,273,600
10.375%, 7/1/2012	9,645,000	10,561,275
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	4,550,000	5,141,500
United Rentals North America, Inc., 7.0%, 2/15/2014 (e)	15,245,000	13,949,175
Westlake Chemical Corp., 8.75%, 7/15/2011	4,285,000	4,686,719
		263,194,837
Information Technology 1.5%
Activant Solutions, Inc.:
144A, 9.09%**, 4/1/2010	2,465,000	2,514,300
10.5%, 6/15/2011	6,418,000	6,835,170
Eschelon Operating Co.:
8.375%, 3/15/2010	1,425,000	1,218,375
144A, 8.375%, 3/15/2010	2,000,000	1,710,000
Lucent Technologies, Inc.:
6.45%, 3/15/2029 (e)	13,945,000	12,027,562
7.25%, 7/15/2006 (e)	1,190,000	1,216,775
Sanmina-SCI Corp., 144A, 6.75%, 3/1/2013	10,645,000	9,979,688
		35,501,870
Materials 10.6%
Aqua Chemical, Inc., 11.25%, 7/1/2008	5,714,000	4,885,470
ARCO Chemical Co., 9.8%, 2/1/2020	28,926,000	32,686,380
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	17,555,000	12,200,725
Caraustar Industries, Inc., 9.875%, 4/1/2011 (e)	6,107,000	6,412,350
Constar International, Inc., 144A, 6.149%**, 2/15/2012	4,330,000	4,330,000
Dayton Superior Corp.:
10.75%, 9/15/2008 (e)	5,815,000	5,698,700
13.0%, 6/15/2009 (e)	14,365,000	12,928,500
Edgen Acquisition Corp., 144A, 9.875%, 2/1/2011	4,040,000	4,050,100
GEO Specialty Chemicals, Inc., 11.06%, 12/31/2009	2,075,000	2,158,000
Georgia-Pacific Corp.:
8.0%, 1/15/2024	9,880,000	11,016,200
9.375%, 2/1/2013	6,480,000	7,241,400
Hercules, Inc., 6.75%, 10/15/2029	5,930,000	5,811,400
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	7,540,000	8,652,150
Huntsman International LLC, 10.125%, 7/1/2009 EUR	4,363,000	5,896,129
Huntsman LLC, 11.625%, 10/15/2010	9,920,000	11,606,400
IMC Global, Inc.:
7.375%, 8/1/2018	2,410,000	2,482,300
10.875%, 8/1/2013	4,285,000	5,120,575
Intermet Corp., 9.75%, 6/15/2009* (e)	3,010,000	1,685,600
MMI Products, Inc., Series B, 11.25%, 4/15/2007	7,166,000	7,130,170
Neenah Corp.:
144A, 11.0%, 9/30/2010	11,479,000	12,741,690
144A, 13.0%, 9/30/2013	6,432,827	6,593,648
Omnova Solutions, Inc., 11.25%, 6/1/2010	12,450,000	13,010,250
Owens-Brockway Glass Container, 8.25%, 5/15/2013	10,000	10,575
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010* (e)	12,003,715	6,962,155
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	1,500,000	1,350,000
11.125%, 9/1/2009	7,145,000	7,145,000
Portola Packaging, Inc., 8.25%, 2/1/2012 (e)	7,085,000	5,313,750
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014 EUR	5,835,000	7,658,463
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	3,750,000	3,834,375
Texas Industries, Inc., 10.25%, 6/15/2011	4,275,000	4,841,438
TriMas Corp., 9.875%, 6/15/2012	16,678,000	17,011,560
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	6,355,000	5,052,225
United States Steel LLC:
9.75%, 5/15/2010	7,434,000	8,233,155
10.75%, 8/1/2008 (e)	796,000	915,400
		252,666,233
Telecommunication Services 8.9%
AirGate PCS, Inc., 144A, 6.41%**, 10/15/2011	3,150,000	3,213,000
American Cellular Corp., Series B, 10.0%, 8/1/2011	13,408,000	12,335,360
AT&T Corp.:
9.05%, 11/15/2011	18,660,000	21,202,425
9.75%, 11/15/2031	10,325,000	12,596,500
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (e)	2,580,000	2,567,100
8.375%, 1/15/2014 (e)	21,705,000	21,379,425
144A, 8.375%, 1/15/2014	1,925,000	1,896,125
Crown Castle International Corp., 9.375%, 8/1/2011	4,325,000	4,703,437
Dobson Communications Corp., 8.875%, 10/1/2013	5,175,000	4,062,375
Insight Midwest LP, 9.75%, 10/1/2009 (e)	3,530,000	3,688,850
LCI International, Inc., 7.25%, 6/15/2007	9,215,000	8,685,137
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (e)	3,990,000	3,501,225
MCI, Inc., 8.735%, 5/1/2014 (e)	24,150,000	26,565,000
Nextel Communications, Inc.:
5.95%, 3/15/2014	7,935,000	7,895,325
7.375%, 8/1/2015	19,360,000	20,449,000
Nextel Partners, Inc., 8.125%, 7/1/2011 (e)	5,540,000	5,886,250
Northern Telecom Capital, 7.875%, 6/15/2026 (e)	3,279,000	3,295,395
NTELOS, Inc., 144A, 13.0%, 8/15/2010*	500,000	510,625
Qwest Corp., 7.25%, 9/15/2025 (e)	11,130,000	10,406,550
Qwest Services Corp.:
144A, 14.0%, 12/15/2010	11,099,000	12,847,092
144A, 14.5%, 12/15/2014	7,110,000	8,585,325
Rural Cellular Corp., 9.875%, 2/1/2010 (e)	1,755,000	1,763,775
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011 (e)	2,275,000	1,962,188
Triton PCS, Inc., 8.5%, 6/1/2013 (e)	2,530,000	2,327,600
Ubiquitel Operating Co., 9.875%, 3/1/2011 (e)	2,315,000	2,552,288
US Unwired, Inc., Series B, 10.0%, 6/15/2012 (e)	4,396,000	4,868,570
Western Wireless Corp., 9.25%, 7/15/2013	1,135,000	1,293,900
		211,039,842
Utilities 6.5%
AES Corp., 144A, 8.75%, 5/15/2013	13,210,000	14,398,900
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012 (e)	13,740,000	14,564,400
144A, 10.25%, 11/15/2007	1,145,000	1,265,225
Aquila, Inc., 14.875%, 7/1/2012 (e)	1,495,000	2,048,150
Calpine Corp.:
8.25%, 8/15/2005 (e)	8,722,000	8,722,000
144A, 8.5%, 7/15/2010 (e)	11,650,000	9,145,250
CMS Energy Corp.:
7.5%, 1/15/2009	4,540,000	4,676,200
8.5%, 4/15/2011 (e)	10,060,000	10,864,800
9.875%, 10/15/2007 (e)	9,435,000	10,236,975
DPL, Inc., 6.875%, 9/1/2011	7,970,000	8,467,878
Mission Energy Holding Co., 13.5%, 7/15/2008	11,614,000	13,936,800
NorthWestern Corp., 144A, 5.875%, 11/1/2014	4,090,000	4,068,818
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	19,474,000	20,593,755
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	8,835,000	9,497,625
10.0%, 10/1/2009	12,693,000	14,247,892
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	8,355,000	8,814,525
		155,549,193
Total Corporate Bonds (Cost $1,824,006,014)		1,757,800,105

Foreign Bonds — US$ Denominated 17.9%
Consumer Discretionary 2.8%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	4,670,000	4,903,500
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	11,176,000	12,852,400
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	8,915,000	9,851,075
Shaw Communications, Inc.:
7.25%, 4/6/2011 (e)	2,090,000	2,231,075
8.25%, 4/11/2010	14,035,000	15,438,500
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	12,774,000	9,660,337
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	3,665,000	3,738,300
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (e)	7,460,000	7,087,000
		65,762,187
Consumer Staples 0.4%
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	7,055,000	7,831,050
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	2,259,000	2,179,935
		10,010,985
Energy 2.3%
Luscar Coal Ltd., 9.75%, 10/15/2011	7,750,000	8,525,000
OAO Gazprom, 144A, 9.625%, 3/1/2013	10,565,000	12,070,512
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	25,944,187	29,122,350
Secunda International Ltd., 144A, 10.66%**, 9/1/2012	5,515,000	5,528,788
		55,246,650
Financials 0.8%
Conproca SA de CV, 12.0%, 6/16/2010	4,920,000	6,002,400
Eircom Funding, 8.25%, 8/15/2013 (e)	5,721,000	6,221,587
Mizuho Financial Group, 8.375%, 12/29/2049	2,195,000	2,371,114
New Asat (Finance) Ltd., 9.25%, 2/1/2011 (e)	6,110,000	5,071,300
		19,666,401
Health Care 0.2%
Biovail Corp., 7.875%, 4/1/2010 (e)	5,605,000	5,576,975
Industrials 2.3%
CP Ships Ltd., 10.375%, 7/15/2012	7,285,000	8,323,112
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	15,840,000	16,790,400
11.75%, 6/15/2009	7,825,000	7,825,000
12.5%, 6/15/2012	8,079,000	9,210,060
LeGrand SA, 8.5%, 2/15/2025	5,780,000	6,964,900
Stena AB:
7.0%, 12/1/2016	2,802,000	2,591,850
9.625%, 12/1/2012	2,165,000	2,397,738
Supercanal Holding SA, 11.5%, 5/15/2005*	441,000	57,330
		54,160,390
Information Technology 0.2%
Flextronics International Ltd., 6.25%, 11/15/2014 (e)	5,045,000	4,792,750
Materials 3.6%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	5,805,000	6,000,919
Avecia Group PLC, 11.0%, 7/1/2009	1,416,000	1,479,720
Cascades, Inc.:
7.25%, 2/15/2013 (e)	7,460,000	7,646,500
144A, 7.25%, 2/15/2013	600,000	615,000
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	3,920,000	3,998,400
Crown Euro Holdings SA, 10.875%, 3/1/2013	5,050,000	5,858,000
ISPAT Inland ULC, 9.75%, 4/1/2014	8,408,000	9,837,360
Novelis, Inc., 144A, 7.25%, 2/15/2015 (e)	7,340,000	7,193,200
Rhodia SA, 8.875%, 6/1/2011 (e)	15,410,000	14,986,225
Tembec Industries, Inc.:
8.5%, 2/1/2011 (e)	28,210,000	26,728,975
8.625%, 6/30/2009	795,000	767,175
		85,111,474
Sovereign Bonds 1.4%
Aries Vermogensverwaltung GmbH, 144A, Series C, 9.6%, 10/25/2014 (e)	3,750,000	4,509,375
Dominican Republic, 144A, 9.04%, 1/23/2013	4,600,000	4,197,500
Federative Republic of Brazil, 8.875%, 10/14/2019 (e)	8,205,000	8,008,080
Republic of Argentina:
Series BGLO, 8.375%, 12/20/2049*	35,000	10,150
11.375%, 3/15/2010*	8,595,000	2,578,500
Series BGL5, 11.375%, 1/30/2017*	5,429,000	1,628,700
Series BGL5, 11.375%, 1/30/2017*	980,000	254,800
11.75%, 4/7/2009*	4,530,000	1,359,000
11.75%, 6/15/2015*	2,990,000	897,000
Series 2031, 12.0%, 6/19/2031*	2,809,000	842,700
12.375%, 2/21/2012*	7,405,000	2,221,500
Republic of Turkey, 7.25%, 3/15/2015 (e)	1,070,000	1,045,925
Republic of Uruguay, 7.875%, 1/15/2033 (PIK)	912	787
Republic of Venezuela, 10.75%, 9/19/2013 (e)	4,175,000	4,644,687
		32,198,704
Telecommunication Services 3.6%
Alestra SA de RL de CV, 8.0%, 6/30/2010	1,466,000	1,271,755
Axtel SA:
11.0%, 12/15/2013 (e)	5,940,000	6,281,550
144A, 11.0%, 12/15/2013	925,000	978,188
Embratel, Series B, 11.0%, 12/15/2008	5,865,000	6,480,825
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	10,060,000	1,006
11.5%, 12/15/2007*	23,720,000	2,372
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	7,060,000	6,512,850
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	1,590,000	1,144,800
INTELSAT, 6.5%, 11/1/2013 (e)	2,895,000	2,323,238
INTELSAT Bermuda Ltd., 144A, 7.805%**, 1/15/2012 (e)	2,770,000	2,811,550
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	12,826,000	13,082,520
Mobifon Holdings BV, 12.5%, 7/31/2010 (e)	11,850,000	14,471,812
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	4,800,000	4,908,000
Nortel Networks Corp., 6.875%, 9/1/2023 (e)	2,945,000	2,724,125
Nortel Networks Ltd., 6.125%, 2/15/2006 (e)	23,055,000	23,112,637
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014 (e)	206,000	199,820
		86,307,048
Utilities 0.3%
Calpine Canada Energy Finance, 8.5%, 5/1/2008 (e)	9,645,000	6,847,950
Total Foreign Bonds — US$ Denominated (Cost $455,025,809)		425,681,514
Foreign Bonds — Non US$ Denominated 1.3%
Consumer Discretionary 0.2%
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	2,828,000	3,500,971
Industrials 0.2%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	4,158,000	5,524,769
Sovereign Bonds 0.9%
Mexican Fixed Rate Bonds, Series MI-10, 8.0%, 12/19/2013 MXN	94,222,000	7,296,538
Republic of Argentina:
7.82%, 12/31/2033 (g) EUR	5,490,000	7,288,041
8.0%, 2/26/2008* EUR	4,450,000	1,701,719
Series FEB, 8.0%, 2/26/2008* EUR	3,220,000	1,231,356
10.25%, 2/6/2049* EUR	7,091,618	2,022,431
10.5%, 11/14/2049* EUR	3,273,291	891,066
11.25%, 4/10/2006* EUR	2,326,378	678,529
12.0%, 9/19/2016* EUR	263,315	73,387
		21,183,067
Total Foreign Bonds — Non US$ Denominated (Cost $28,183,354)		30,208,807

Convertible Bond 0.6%
Consumer Discretionary
DIMON, Inc., 6.25%, 3/31/2007	9,048,000	8,889,660
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	3,770,000	3,751,150
144A, Series EURO, 7.5%, 9/25/2006	655,000	651,725
Total Convertible Bond (Cost $12,721,264)		13,292,535

Asset Backed 0.1%
Golden Tree High Yield Opportunities LP, "D1", Series 1, 13.054%, 10/31/2007 (Cost $2,500,000)	2,500,000	2,588,000
	Units	Value ($)

Other Investments 0.4%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	12,895,000	10,316,000
SpinCycle, Inc., "F" (Common Stock Unit)*	1,228	1,351
SpinCycle, Inc., (Common Stock Unit)* (g)	187,460	206,206
Total Other Investments (Cost $10,359,197)		10,523,557
	Shares	Value ($)

Common Stocks 0.2%
Catalina Restaurant Group, Inc.*	45,157	72,251
GEO Specialty Chemicals, Inc.*	136,705	1,777,165
GEO Specialty Chemicals, Inc., 144A*	12,448	186,720
IMPSAT Fiber Networks, Inc.*	280,597	1,795,821
Total Common Stocks (Cost $17,724,671)		3,831,957

Warrants 0.0%
Dayton Superior Corp., 144A*	528	5
DeCrane Aircraft Holdings, Inc., 144A*	16,090	161
Destia Communications, Inc., 144A*	19,865	0
TravelCenters of America, Inc.*	1,627	212
UIH Australia Pacific, Inc.*	14,150	0
Total Warrants (Cost $8,340)		378

Preferred Stocks 0.6%
Paxson Communications Corp., 14.25% (PIK)	1,144	7,782,060
TNP Enterprises, Inc., 14.5%, "D" (PIK)	5,624	6,230,196
Total Preferred Stocks (Cost $16,810,519)		14,012,256
	Principal Amount ($)	Value ($)

Loan Participations 1.4%
Anthony Crane Rental Corp.:
LIBOR plus 3.50%, 6.62%**, 7/22/2004	8,500,000	7,820,000
LIBOR plus 4.25%, 7.37%**, 7/20/2006	2,800,000	2,576,000
Citigroup Global (Severstal), 8.625%, 2/24/2009	3,596,000	3,666,841
Intermet Corp., PRIME plus 3.25%, 9.0%**, 3/31/2009 (PIK)	18,500,000	18,453,750
Total Loan Participations (Cost $31,288,958)		32,516,591

Credit Linked Note 0.1%
Dow Jones CDX HY-3, 144A, Series 3-3, 8.0%, 12/29/2009 (Cost $3,296,775)	3,390,000	3,292,538
	Shares	Value ($)

Securities Lending Collateral 18.4%
Daily Assets Fund Institutional, 2.83% (c) (f) (Cost $438,308,796)	438,308,796	438,308,796
Cash Equivalents 0.4%
Scudder Cash Management QP Trust, 2.69% (b) (Cost $10,879,376)	10,879,376	10,879,376
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,851,113,073) (a)	115.2	2,742,936,410
Other Assets and Liabilities, Net	(15.2)	(361,045,909)
Net Assets	100.0	2,381,890,501

* Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	4,015,000	USD	3,949,924	4,075,225
Dyersburg Corp.	9.75%	9/1/2007	18,155,000	USD	18,706,213	1,816
Eagle-Picher Industries, Inc.	9.75%	9/1/2013	1,328,000	USD	1,371,641	849,920
Eaton Vance Corp.	13.68%	7/15/2012	1,487,316	USD	1,487,316	14,873
Esprit Telecom Group PLC:
	10.875%	6/15/2008	10,060,000	USD	9,957,478	1,006
	11.5%	12/15/2007	23,720,000	USD	23,884,968	2,372
FRD Acquisition Co.	12.5%	7/15/2004	2,450,000	USD	0	0
Grupo Iusacell SA de CV	10.0%	7/15/2004	1,590,000	USD	960,713	1,144,800
GS Technologies Operating Co., Inc.	12.0%	9/1/2004	4,577,117	USD	4,431,689	11,443
Imperial Home Decor Group, Inc.	11.0%	3/15/2008	12,740,000	USD	12,246,351	0
Intermet Corp.	9.75%	6/15/2009	3,010,000	USD	1,234,100	1,685,600
NTELOS, Inc.	13.0%	8/15/2010	500,000	USD	500,000	510,625
Oxford Automotive, Inc.	12.0%	10/15/2010	12,003,715	USD	8,103,094	6,962,155
Republic of Argentina:
	8.0%	2/26/2008	3,220,000	EUR	1,039,807	1,231,356
	8.0%	2/26/2008	4,450,000	EUR	1,433,891	1,701,719
	8.375%	12/20/2049	35,000	USD	11,148	10,150
	10.25%	2/6/2049	7,091,618	EUR	1,552,588	2,022,431
	10.50%	11/14/2049	3,273,291	EUR	698,184	891,066
	11.25%	4/10/2006	2,326,378	EUR	738,469	678,529
	11.375%	3/15/2010	8,595,000	USD	2,344,354	2,578,500
	11.375%	1/30/2017	5,429,000	USD	1,627,616	1,628,700
	11.375%	1/30/2017	980,000	USD	323,235	254,800
	11.75%	4/7/2009	4,530,000	USD	1,417,988	1,359,000
	11.75%	6/15/2015	2,990,000	USD	935,844	897,000
	12.0%	9/19/2016	263,315	EUR	60,510	73,387
	12.0%	6/19/2031	2,809,000	USD	610,957	842,700
	12.375%	2/21/2012	7,405,000	USD	2,013,372	2,221,500
Supercanal Holding SA	11.5%	5/15/2005	441,000	USD	44,100	57,330
Trump Holdings & Funding	11.625%	3/15/2010	4,975,000	USD	5,069,242	5,410,313
					$106,754,792	$37,118,316

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2005.

(a) The cost for federal income tax purposes was $2,858,591,897. At March 31, 2005, net unrealized depreciation for all securities based on tax cost was $115,655,487. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,039,888 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $157,695,375.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Investment Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Principal amount is stated in US dollars unless otherwise noted.

(e) All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at March 31, 2005 amounted to $429,261,935, which is 18.0% of total net assets.

(f) Represents collateral held in connection with securities lending.

(g) When-issued or forward delivery security (see Notes to Financial Statements).

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

LIBOR: London InterBank Offer Rate

PIK: Denotes that all or a portion of interest or dividend is paid in kind.

PRIME: Interest rate charged by banks to their most creditworthy customers.

Currency Abbreviation
EUR	Euro
MXN	Mexican Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited)
Assets
Investments in Securities, at value: Investments in securities, at value (cost $2,401,924,901) — including $429,261,935 of securities loaned	$ 2,293,748,238
Investment in Daily Assets Fund Institutional (cost $438,308,796)*	438,308,796
Investment in Scudder Cash Management QP Trust (cost $10,879,376)	10,879,376
Total investments in securities, at value (cost $2,851,113,073)	2,742,936,410
Cash	3,483,428
Foreign currency (cost $9,467,886)	9,285,902
Receivable for investments sold	54,108,142
Interest receivable	52,717,755
Receivable for Fund shares sold	3,349,206
Net receivable on closed forward foreign currency exchange contracts	21,508
Unrealized appreciation on forward foreign currency exchange contracts	1,173,467
Other assets	237,136
Total assets	2,867,312,954
Liabilities
Payable for when-issued and forward delivery securities	6,406,412
Payable upon return of securities loaned	438,308,796
Payable for investments purchased	32,532,680
Payable for Fund shares redeemed	5,209,006
Unrealized depreciation on forward foreign currency exchange contracts	31,911
Accrued management fee	1,156,685
Other accrued expenses and payables	1,776,963
Total liabilities	485,422,453
Net assets, at value	$ 2,381,890,501
Net Assets
Net assets consist of: Undistributed net investment income	7,892,358
Net unrealized appreciation (depreciation) on: Investments	(108,176,663)
Foreign currency related transactions	1,165,584
Accumulated net realized gain (loss)	(1,439,908,915)
Paid-in capital	3,920,918,137
Net assets, at value	$ 2,381,890,501

* Represents cash collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,948,460,873 ÷ 356,517,221 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.47
Maximum offering price per share (100 ÷ 95.5 of $5.47)	$ 5.73

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($266,609,758 ÷ 48,810,673 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 5.46

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($158,789,857 ÷ 29,030,901 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 5.47

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($8,030,013 ÷ 1,468,827 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 5.47

a Redemption price per share for shares held less than 60 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2005 (Unaudited)
Investment Income
Income: Interest	$ 117,356,203
Interest — Scudder Cash Management QP Trust	254,559
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	715,503
Dividends	1,050,568
Total Income	119,376,833
Expenses: Management fee	6,760,165
Services to shareholders	1,671,083
Distribution service fees	4,609,387
Custodian and accounting fees	45,987
Auditing	32,391
Legal	35,476
Trustees' fees and expenses	62,071
Reports to shareholders	123,464
Registration fees	27,033
Interest expense	17,673
Other	21,094
Total expenses, before expense reductions	13,405,824
Expense reductions	(59,806)
Total expenses, after expense reductions	13,346,018
Net investment income	106,030,815
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	78,200,706
Foreign currency related transactions	(5,159,241)
73,041,465
Net unrealized appreciation (depreciation) during the period on: Investments	(65,882,650)
Foreign currency related transactions	1,785,189
(64,097,461)
Net gain (loss) on investment transactions	8,944,004
Net increase (decrease) in net assets resulting from operations	$ 114,974,819

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2005 (Unaudited)	Year Ended September 30, 2004
Operations: Net investment income	$ 106,030,815	$ 199,582,457
Net realized gain (loss) on investment transactions	73,041,465	38,710,784
Net unrealized appreciation (depreciation) during the period on investment transactions	(64,097,461)	65,044,921
Net increase (decrease) in net assets resulting from operations	114,974,819	303,338,162
Distributions to shareholders from: Net investment income: Class A	(81,312,423)	(164,679,269)
Class B	(10,972,285)	(30,394,836)
Class C	(6,014,511)	(12,906,907)
Class I	—	(21,737)
Institutional Class	(554,751)	(572,241)
Fund share transactions: Proceeds from shares sold	251,765,310	523,445,284
Net assets acquired in tax-free exchange	—	319,028
Reinvestment of distributions	58,731,539	122,233,160
Cost of shares redeemed	(392,537,143)	(790,061,582)
Redemption fees	11,506	—
Net increase (decrease) in net assets from Fund share transactions	(82,028,788)	(144,064,110)
Increase (decrease) in net assets	(65,907,939)	(49,300,938)
Net assets at beginning of period	2,447,798,440	2,497,099,378
Net assets at end of period (including undistributed net investment income of $7,892,358 and $715,513, respectively)	$ 2,381,890,501	$ 2,447,798,440

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 5.43	$ 5.23	$ 4.62	$ 5.18	$ 6.34	$ 7.23
Income (loss) from investment operations: Net investment income[c]	.24	.44	.44	.53	.64	.77
Net realized and unrealized gain (loss) on investment transactions	.03	.22	.61	(.53)	(1.09)	(.89)
Total from investment operations	.27	.66	1.05	—	(.45)	(.12)
Less distributions from: Net investment income	(.23)	(.46)	(.44)	(.55)	(.68)	(.77)
Return of capital	—	—	—	(.01)	(.03)	—
Total distributions	(.23)	(.46)	(.44)	(.56)	(.71)	(.77)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 5.47	$ 5.43	$ 5.23	$ 4.62	$ 5.18	$ 6.34
Total Return (%)[d]	4.51**	13.24	23.92	(.60)	(7.68)	(1.88)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,948	1,950	1,868	1,603	1,831	2,277
Ratio of expenses before expense reductions (%)	.92*	.94	.97	.96	1.11[e]	.93
Ratio of expenses after expense reductions (%)	.92*	.94	.97	.96	1.09[e]	.92
Ratio of net investment income (%)	8.63*	8.13	8.92	10.39	10.94	11.10
Portfolio turnover rate (%)	135*	162	149	154	69	52

[a] For the six months ended March 31, 2005 (Unaudited).

[b] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 11.14% to 10.39%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.09% and 1.09%, respectively.

* Annualized.

** Not annualized.

*** Amount is less than $.005.

Class B
Years Ended September 30,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 5.43	$ 5.23	$ 4.62	$ 5.17	$ 6.33	$ 7.22
Income (loss) from investment operations: Net investment income[c]	.22	.39	.40	.48	.59	.71
Net realized and unrealized gain (loss) on investment transactions	.01	.22	.61	(.52)	(1.09)	(.88)
Total from investment operations	.23	.61	1.01	(.04)	(.50)	(.17)
Less distributions from: Net investment income	(.20)	(.41)	(.40)	(.50)	(.63)	(.72)
Return of capital	—	—	—	(.01)	(.03)	—
Total distributions	(.20)	(.41)	(.40)	(.51)	(.66)	(.72)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 5.46	$ 5.43	$ 5.23	$ 4.62	$ 5.17	$ 6.33
Total Return (%)[d]	4.28**	12.09	22.88	(1.23)	(8.50)	(2.68)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	267	332	462	514	659	792
Ratio of expenses before expense reductions (%)	1.73*	1.75	1.82	1.79	1.94[e]	1.78
Ratio of expenses after expense reductions (%)	1.73*	1.75	1.82	1.79	1.91[e]	1.77
Ratio of net investment income (%)	7.82*	7.32	8.07	9.56	10.12	10.24
Portfolio turnover rate (%)	135*	162	149	154	69	52

[a] For the six months ended March 31, 2005 (Unaudited).

[b] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 10.31% to 9.56%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.91% and 1.91%, respectively.

* Annualized.

** Not annualized.

*** Amount is less than $.005.

Class C
Years Ended September 30,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 5.44	$ 5.24	$ 4.63	$ 5.19	$ 6.35	$ 7.24
Income (loss) from investment operations: Net investment income[c]	.22	.40	.40	.48	.59	.72
Net realized and unrealized gain (loss) on investment transactions	.01	.22	.61	(.53)	(1.09)	(.89)
Total from investment operations	.23	.62	1.01	(.05)	(.50)	(.17)
Less distributions from: Net investment income	(.20)	(.42)	(.40)	(.50)	(.63)	(.72)
Return of capital	—	—	—	(.01)	(.03)	—
Total distributions	(.20)	(.42)	(.40)	(.51)	(.66)	(.72)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 5.47	$ 5.44	$ 5.24	$ 4.63	$ 5.19	$ 6.35
Total Return (%)[d]	4.30**	12.12	23.11	(1.61)	(8.46)	(2.66)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	159	156	165	127	119	124
Ratio of expenses before expense reductions (%)	1.69*	1.71	1.82	1.79	1.98[e]	1.77
Ratio of expenses after expense reductions (%)	1.69*	1.71	1.82	1.79	1.95[e]	1.76
Ratio of net investment income (%)	7.86*	7.36	8.07	9.56	10.09	10.25
Portfolio turnover rate (%)	135*	162	149	154	69	52

[a] For the six months ended March 31, 2005 (Unaudited).

[b] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 10.31% to 9.56%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of sales charges.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.95% and 1.95%, respectively.

* Annualized.

** Not annualized.

*** Amount is less than $.005.

Institutional Class
Years Ended September 30,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.43	$ 5.23	$ 4.63	$ 4.65
Income (loss) from investment operations: Net investment income[c]	.25	.45	.44	.08
Net realized and unrealized gain (loss) on investment transactions	.02	.22	.62	(.02)
Total from investment operations	.27	.67	1.06	.06
Less distributions from: Net investment income	(.23)	(.47)	(.46)	(.08)
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 5.47	$ 5.43	$ 5.23	$ 4.63
Total Return (%)	4.67d**	13.32	24.33	1.14**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	10	1.001
Ratio of expenses before expense reductions (%)	.64*	.65	.83	.82*
Ratio of expenses after expense reductions (%)	.60*	.65	.83	.82*
Ratio of net investment income (%)	8.95*	8.42	9.06	14.14*
Portfolio turnover rate (%)	135*	162	149	154

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder High Income Fund (the "Fund"), is a diversified series of the Scudder High Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

When-Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $1,437,130,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2007 ($39,695,000), September 30, 2008 ($126,550,000), September 30, 2009 ($173,248,000), September 30, 2010 ($283,199,000), September 30, 2011 ($620,426,000), and September 30, 2012 ($194,012,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. In addition, from November 1, 2003 through September 30, 2004, the Fund incurred approximately $67,818,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended March 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $1,637,585,198 and $1,750,015,780, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.54% of the Fund's average daily net assets.

Effective October 1, 2003 through January 31, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90%, 0.90%, 0.90% and 0.59% of average daily net assets for Class A, B, C and Institutional Class shares, respectively (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2005, the amount charged to the Fund by SISC were as follows:

Service Provider Fees	Total Aggregated	Waived	Unpaid at March 31, 2005
Class A	$ 832,406	$ —	$ 476,057
Class B	188,635	—	105,058
Class C	72,541	—	35,923
Institutional Class	2,896	2,865	—
	$ 1,096,478	$ 2,865	$ 617,038

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2005
Class B	$ 1,148,046	$ 176,158
Class C	616,409	106,488
	$ 1,764,455	$ 282,646

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2005	Annualized Effective Rate
Class A	$ 2,276,650	$ 426,001.23%
Class B	369,669	95,062.24%
Class C	198,613	42,043.24%
	$ 2,844,932	$ 563,106

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2005 aggregated $149,162.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2005, the CDSC for Class B and C shares aggregated $306,227 and $7,542, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2005, SDI received $11,404.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $0 and $794, respectively.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Reductions

For the six months ended March 31, 2005, the Advisor agreed to reimburse the Fund $13,433, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an affiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2005, the custodian fees were reduced by $43,508 for custodian credits earned.

F. Forward Foreign Currency Exchange Contracts

The Fund had the following open forward foreign currency exchange contracts at March 31, 2005:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
EUR	3,796,714	USD	4,893,615	5/27/2005	$ 51,271
EUR	4,886,100	USD	6,342,839	5/27/2005	83,311
EUR	33,551,190	USD	43,554,124	5/27/2005	941,632
EUR	247,146	USD	335,017	9/9/2005	9,008
EUR	570,530	USD	743,302	9/9/2005	25,935
MXN	82,614,211	USD	7,311,894	5/27/2005	62,310
Total unrealized appreciation					$ 1,173,467
Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation
USD	2,886,782	EUR	3,747,446	5/27/2005	$ (26,127)
MXN	4,224,448	USD	373,896	5/27/2005	(5,784)
Total unrealized depreciation					$ (31,911)
Currency Abbreviations
EUR	Euro
MXN	Mexico Peso
USD	United States Dollar

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. There were no borrowings outstanding at the end for the period. Interest expense incurred on borrowings amounted to $17,673 during the six months ended March 31, 2005. The average dollar amount of the borrowing was $12,996,667 and the weighted average interest rate on these borrowing was 3.31%.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	35,943,925	$ 200,712,500	79,009,775	$ 424,259,682
Class B	2,696,663	15,033,359	8,779,256	47,108,253
Class C	3,963,435	22,095,140	8,035,867	43,236,507
Class I*	—	—	64,219	343,465
Institutional Class	2,495,225	13,924,311	1,581,002	8,497,377
		$ 251,765,310		$ 523,445,284
Shares issued in tax-free exchange
Institutional Class	—	$ —	59,631	$ 319,028
Shares issued to shareholders in reinvestment of distributions
Class A	8,867,185	$ 49,212,115	18,416,283	$ 98,812,152
Class B	1,000,768	5,551,009	2,841,255	15,228,701
Class C	621,672	3,454,414	1,417,537	7,614,634
Class I*	—	—	4,072	21,737
Institutional Class	92,484	514,001	103,605	555,936
		$ 58,731,539		$ 122,233,160
Shares redeemed
Class A	(47,141,374)	$ (262,804,045)	(95,656,338)	$ (513,769,559)
Class B	(16,033,706)	(89,519,634)	(38,923,029)	(209,168,259)
Class C	(4,265,254)	(23,787,856)	(12,271,429)	(65,928,919)
Class I*	—	—	(106,006)	(563,469)
Institutional Class	(2,929,387)	(16,425,608)	(117,265)	(631,376)
		$ (392,537,143)		$ (790,061,582)
Redemption fees		$ 11,506		$ —
Net increase (decrease)
Class A	(2,330,264)	$ (12,870,706)	1,769,720	$ 9,302,275
Class B	(12,336,275)	(68,934,270)	(27,302,518)	(146,831,305)
Class C	319,853	1,763,484	(2,818,025)	(15,077,778)
Class I*	—	—	(37,715)	(198,267)
Institutional Class	(341,678)	(1,987,296)	1,626,973	8,740,965
		$ (82,028,788)		$ (144,064,110)

* On August 13, 2004, Class I shares of the Fund consolidated with Institutional Class shares.

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KHYAX	KHYBX	KHYCX	KHYIX
CUSIP Number	81115L-105	81115L-204	81115L-303	81115L-501
Fund Number	8	208	308	513
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Income Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder High Income Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 31, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               May 31, 2005